                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               September 10, 2001
                                Date of report

                               House2Home, Inc.
              (Exact name of Registrant as Specified in Charter)

          Delaware                              1-10259                           33-0109661
(State or Other Jurisdiction of        (Commission File Number)           (I.R.S. Employer Identification
      Incorporation)                                                                 Number)

                             3345 Michelson Drive
                               Irvine, CA  92612
                   (Address of Principal Executive Offices)


                                (949) 442-5000
             (Registrant's telephone number, including area code)

                                HomeBase, Inc.
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On September 10, 2001, House2Home, Inc., formerly known as HomeBase, Inc., issued a press release announcing that it has completed its name change from HomeBase, Inc. to House2Home, Inc.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit        Description
-------        -----------
99.2           Press Release dated September 10, 2001.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 13, 2001
                                       House2Home, Inc.



                                       By: /s/ William B. Langsdorf
                                          --------------------------------
                                       Name: William B. Langsdorf
                                            ------------------------------
                                       Title: EVP/CFO
                                             -----------------------------
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                                 EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit
-------                    ----------------------
 99.2               Press Release dated September 10, 2001